SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
AUGUST 7, 2002

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East Suite 8050 Atlanta, GA 30346 (Address of Principal Executive Offices) (Zip Code)	770-901-9020 (Registrant’s Telephone Number Including area code)

ITEM 5.    OTHER EVENTS

On August 7, 2002, Jameson Inns, Inc. issued a press release announcing its operating results for the second quarter ended
June 30, 2002. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1  Press Release Announcing Second Quarter 2002 Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

By:	/s/ CRAIG R. KITCHIN
Craig R. Kitchin Its: President & Chief Financial Officer
Dated as of August 7, 2002